Exhibit 99.1

Investors Presentation

Annual Shareholder Meeting

May 1, 2014

investors Bancorp, INC.

Forward Looking Statements

Certain statements contained herein are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as “may,” “will,” ”believe,” ”expect,” ”estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks, as described in our SEC filings, and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operated, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.

The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

investors Bancorp, INC.

Core Values

- **Cooperation**
  The act of working together towards a common purpose or benefit.

- **Character**
  The combination of features and traits that form the individual nature of a person or team.

- **Community**
  A self-organized network of people who collaborate by sharing ideas and information for the sake of the common good.

- **Commitment**
  A pledge, promise or obligation.

Corporate Profile

Banking in your best interest

- Established in 1926
- 129 Branch Locations
- $16.43 Billion in assets as of March 31, 2014
- Initial Public Offering – October 11, 2005
- Commenced Second Step Capital Raise – December 2013
- Shares Traded on NASDAQ under ticker symbol “ISBC”

Asset Growth ($ in millions)



+212%
$5,270
$5,572
$5,988
$7,184
$8,358
$9,602
$10,702
$12,723
$15,623
$16,426
Dec 05
Dec 06
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11
Dec 12
Dec 13
Mar 14

investorsBancorp, INC.

Loan Growth ($ in millions)



+455%
$2,448
$3,297
$4,015
$5,624
$6,652
$7,995
$8,895
$10,438
$13,065
$13,585
97.3%
94.8%
90.6%
86.5%
74.4%
9.2%
11.0%
65.0%
14.5%
15.3%
59.3%
20.4%
15.9%
48.7%
28.7%
18.9%
46.7%
30.5%
19.0%
46.6%
30.7%
19.3%
Dec 05
Dec 06
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11
Dec 12
Dec 13
Mar 14
C&I
Construction
Commerical
Multi-Family
Residential and Consumer

investorsBancorp, INC.

Deposit Growth ($ in millions)

Strong deposit growth with positive change in composition



+235%
$3,396
$3,559
$3,892
$4,233
$5,841
$6,775
$7,362
$8,769
$10,719
$11,391
Dec 05
Dec 06
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11
Dec 12
Dec 13
Mar 14
Certificate of Deposit
Core Deposits

Opportunities and Growth - Acquisitions

Acquisitions	Branches	Closing	Deposits Acquired	Goodwill Recorded
❖Summit Federal Savings Bank	5	Jun 2008	$ 95 M	$-
❖American Bank of New Jersey	5	May 2009	$520 M	$17.6 M
❖Banco Popular	6	Oct 2009	$227 M	$4.9 M
❖Millennium Bcpbank	17	Oct 2010	$600 M	$ -
❖Brooklyn Federal Savings	5	Jan 2012	$ 386 M	$16.7 M
❖Marathon National Bank	13	Oct 2012	$ 777 M	$38.6 M
❖Roma Financial Corporation	26	Dec 2013	$1.34 B	$ 0.3 M
❖Gateway	4	Jan 2014	$255 M	$ -

Opportunities and Growth – De Novo Branches

New Jersey

		Deposits
Perth Amboy	Oct 2007	$ 83M
Red Bank	May 2008	$ 76 M
Morristown	Mar 2009	$ 139 M
Three Bridges	Jul 2009	$ 61M
Edison- Clara Barton	Sep 2009	$ 132M
Lakewood- Madison	Oct 2009	$ 61M
Carteret	Jun 2010	$ 45 M
South Plainfield	Sep 2010	$ 29 M
South Orange	Mar 2011	$ 35 M
Freehold- Main	Apr 2011	$ 319 M
Point Pleasant	Apr 2012	$ 67 M
Woodbridge	Oct 2012	$ 53 M

New York

		Deposits
Brooklyn – Boro Park	Oct 2011	$147 M
Brooklyn – Ave M	Apr 2012	$ 84 M
Brooklyn – 86th St	Nov 2012	$ 18 M
Brooklyn – Ocean Ave	Jul 2013	$ 35 M
Brooklyn – Quentin Rd	Oct 2013	$ 33 M
Brooklyn- Carroll Garden	Nov 2013	$ 14M

Total Deposits as of March 31, 2014

investorsBancorp, INC.



Paterson
Yonkers
Hopatcong
Smithtown
Commack
95
Long Island
New York
Brentwood
Easton
High Bridge
Levittown
West Babylon
78
Bethlehem
Raritan Bay
New Brunswick
Quakertown
Sayreville
East Brunswick
Ewing
Long Branch
195
Norristown
Point Pleasant Beach
Toms River
206
Staffordville

investorsBancorp, INC.

Subsidiaries

- ***Investors Commercial Inc.***
  New York Lending
- ***Investors Home Mortgage***
  Mortgage Banking
- ***Investors Financial Group***
  Non Depository Investment Products

Financial Highlights

Net Interest Income
($ in millions)



$107,388
$99,352
$91,454
$138,650
$192,289
$269,410
$329,084
$372,745
$435,426
+305%
1.97%
2.06%
1.65%
1.81%
2.53%
3.17%
3.39%
3.40%
3.37%
Dec 05
Dec 06
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11
Dec 12
Dec 13

Note: % represents net interest margin

investorsBancorp, INC.

Strong Metrics (information in % as of 12/31/2013)


10.0
7.94

Return on Average Equity

■ Investors ■ Peer Average


113
30

3 Yr Shareholder Return


57.79
50.66*

Efficiency Ratio


1.33
1.07

Allowance to Total Loans


1.60
1.07

Non Performing Loans to Total Loans

Note: Efficiency Ratio for Investors adjusted for one time expenses related to Roma acquisition of $5.6 million and a non cash other than temporary impairment charge of approximately $977,000.

Peer Group: New York Community Bancorp, First Niagra Financial Group, People's United Financial Inc., FirstMerit Corp., Signature Bank, Webster Financial Corp., Susquehanna Bancshares Inc., Wintrust Financial Corp., Fulton Financial Corp., Astoria Financial Corp., Valley National Bancorp, BankUnited Inc., MB Financial Inc., Northwest Bancshares, Inc., NBT Bancorp Inc., Provident Financial Services, Flushing Financial Corp., Dime Community Bancshares Inc.

Strategic Plan Initiatives

- Complete Second Step Capital Raise
- Invest in Technology
- Respond to Regulatory Environment
- Enhance Enterprise Risk Management
- Expand Commercial Lending

Total Return Performance



Total Return Performance
Index Value
270
240
210
180
150
120
90
60
30
Oct 2005
Dec 2005
Dec 2007
Dec 2009
Dec 2011
Dec 2013
April 2014
263%
73%
49%
Investors Bancorp, Inc.
SNL U.S. Bank and Thrift
SNL U.S. Thrift

Source: SNL Financial

investorsBancorp, INC.

Thank You

For More Information:

- Log onto our web site: www.myinvestorsbank.com
- Log onto our website above or www.sec.gov to obtain free copies of documents filed by Investors with the SEC

investors Bancorp, INC.